The Dial Corporation

Investor Presentation

January 8, 2001

The Dial Corporation

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company.

SFX01

The Dial Corporation


Renuzit
OneTouch
Dial
Dial
Dial
Dial
Dial
Complete
Renuzit
Fresh Gels
Coast
Zout
Tone
Tone
Cocoa Butter
Dial
Purex
New!
Purex
Tabs
24 Uses
Custom Cleaner
Home Dry Cleaning Kit
Armour
Vienna Sausage

DIAL

Report Card Since August 2000

- Moved to a Business Unit organization (P&L/Balance Sheet Management).
- Brought in a new Chief Financial Officer.
- Brought in a new Vice President-Investor Relations.
- Named a new Senior Vice President-General Counsel.
- Named a new Vice President-Marketing Services.
- Made SKU decisions -- reduced net SKUs by 24%.
- Discontinued unprofitable Nature's Accent personal care line.

Report Card Since August 2000

- Discontinued unprofitable private label specialty soap business.
- Stopped bad business practices in second half 2000.
- Improved profitability in the Business Units by selling more high-margin SKUs . . . Reduced unproductive SKUs.
- Established financial goals (VERC) for 2001 and beyond.
- Raised hurdle rate (to 20%), and cancelled low return capital projects in second half of 2000.
- Reviewed "fresh look" perspective and strategy with U.S. investment community.

Report Card Since August 2000

- Reorganized the Dial/Henkel Joint Venture including selling Dial's half of the Mexico partnership to Henkel for $18.9 million and discontinuing failed Purex Advanced product line.
- Reduced debt by $60 million in second half 2000.
- Finalized the 2001 operating and capital budgets using a bottom up process.

The Dial Corporation

Dial . . .

1996 - 1999

(Spin-off to Mid-1999)

1996 - 1999

A Good Game Plan

- Eliminate bad business practices
- Reduce SKUs
- Divest underperforming brands
  - Brillo/Parsons/Bo Peep/Toss 'N Soft/Cameo
- Focus on the core businesses
- Steady debt reduction

Dial Stock Price (spin-off to Mid 1999)

Dial Stock Price


$40
$35
$30
$25
$20
$15
$10
$5
$0
Aug-96
Jun-99

Straying From The Original Game Plan

- Dilutive Acquisitions/Joint Venture
  - Argentina - Detergent/Soap Businesses
  - SPC (Freeman and Sarah Michaels) - Fashion Cosmetics
  - Dial/Henkel Joint Venture
- Return to Bad Business Practices
- Aggressive Stock Repurchase

Result -- Increased Debt and Falling Stock Price

Dial Stock Price


$40
$35
$30
$25
$20
$15
$10
$5
$0
Aug-96
Jun-99
Sep-00

Board Action

The problems were severe. The Dial Corporation Board of Directors acted quickly in August 2000.

New Management

New Management took over

August 15, 2000.

New Management Strategy

SFX'01

STABILIZE OUR STRONG (CORE) BUSINESSES

FIX OUR MARGINAL BUSINESSES, OR JETTISON THEM

E**X**PLORE OUR OPTIONS AS A COMPANY

`01 Complete Our Evaluation In 2001

- Overall
  - Restore focus
  - Where possible, fix "leakers"
  - Jettison nonfit businesses/ventures/SKUs
  - End bad business practices
  - Improve profitability
- All leading to a more valuable Dial

2001 Strategy

Restoring Full Valuation . . .

Unlocking the Value of Our Core Businesses

Restoring Value

Concern	Status
• Bad Business Practices	• Dial has ended bad business practices.
• Joint Venture Drag on Profitability	• Reorganized Dial/Henkel U.S. venture and sold interest in Joint Venture in Mexico to Henkel.
• Specialty Personal Care Drag on Profitability	• Business Unit leaned up. Exploring options.
• High Debt Levels	• Paid down approximately $60M in debt since June 30, 2000. Cut dividend $15M per year. Abandoned stock buy-back.
• Argentina	• Breakeven in Q4. Exploring options.

Restoring Value-SPC

Contribution to Profitability

	($ in Millions)		
	1999	**2000 *(E)***	**2001 *(E)***
Operating Income*	$1.3	($13.0)	($1.0)

Conclusion . . . While 2001 will see improvement, the results are still dilutive to the Company. Exploring options.

*Includes an allocation of corporate overhead and goodwill amortization and excludes special charges and one-time items.

Restoring Value-Debt Reduction

	1998	1999	2000 *(E)*	2001 *(E)*
	($ in Millions)			
Year-End Total Debt[(1)]	$381	$434	$598	$508
EPS Impact of Debt	($0.11)	($0.17)	($0.32)	($0.29)

Conclusion . . . While our debt level is easily serviced, too much value is being paid out as interest.

(1) Total debt includes long-term, short-term and sale of Accounts Receivables.

Restoring Value-Argentina

Contribution to Profitability

	($ in Millions)		
	1999	**2000** ***(E)***	**2001** ***(E)***
Operating Income	$4.2	($1.9)	$4.0

2001 improvement is largely the result of strong performance from the Plusbelle Haircare line. Detergents and soaps are marginally profitable. Exploring options.

Where The Value Is . . .

	Dial Soap	Purex	Renuzit	Armour
Market Size	$ 2 B	$ 5 B	$ 1 B	$ 1 B
Market Share	17%	11%	24%	11%
Brand Position	# 1	# 2	# 2	# 2

IRI data, Mkt Size in $'s sold, Mkt Share in volume (Dial Brand Position for deodorant bars) for 52 weeks ending 12/3/00.

New For 2001

U.S.

Dial Complete - Antibacterial Foaming Hand Soap
Purex Tabs
Value Size Purex Liquid Detergent
Renuzit One Touch Scented Oil Air Freshner
Renuzit Designs Pillar Candle

International

Argentina - Zorro Detergent and Plusbelle Restage
Canada - Renuzit One Touch Launch
Puerto Rico - Tone Bar Restage and Bodywash Launch

New For 2001


Dial
COMPLETE
ANTIBACTERIAL
FOAMING
HAND WASH
NEW!
• KILLS 10X MORE GERMS • CLEANER RINSING • MILD
Dial
COMPLETE
ANTIBACTERIAL
FOAMING HAND WASH
3 Refills
THREE
7.5 FL OZ
(221 mL)
REFILLS
For use with the Dial Acti-Foam Pump

New For 2001



Zout
Zout



New!
24 USES
Bright Whites, Brilliant Colors
Purex
TABS
ONE IS ALL YOU NEED!



Purex

New For 2001


New!
Renuzit
OneTouch
After The Rain

OneTouch
SCENTED OIL


Renuzit
Designs
Enchanted Isle
Renuzit
Designs
Hidden Garden
Renuzit
Designs
Cool Harbors

International


Zorro
Zorro
2000
Cristal
Gelatti

NUEVO
FEDERAL S.A.


Plusbelle


あなたのオフロに初来日。
FREEMAN

Management Performance Objectives

A balance of traditional accounting measures . . .

with a strong emphasis on cash flow metrics.

Volume

Earnings

ROIC

Cash flow

Financial Objectives - 2002 to 2004*

V • Sales Growth of 3-5%

E • EPS Growth of 10%

R • ROIC in the 20-25% Range

C • Cash Flow from Operations 10% of Net Sales

*Assumes no acquisitions or divestitures and significant SKU reductions.

Volume

Revenue Growth ($ millions)



+3% to 5%
$1,722
$1,725
$1,525
1998
1999
2000 E
2001 E
Long-Term Goal

Earnings

Fully Diluted Earnings per Share



$1.02
$1.17
$.47-$.50 (1)
$.57-$.65(1)
1998
1999
2000 (E)
2001 (E)

Long-Term Goal: EPS Growth of 10%

(1) First Call range of estimates, excludes special charges and one-time items.

Cash Return on Invested Capital[1]



Reversing the Trend…
19.8%
15.1%
15%
20%+
1998
1999
2000 E
2001 E
Long-Term Goal

(1) Calculated as operating cash flow over average capital (total debt plus equity)

Cash Flow from Operations



Reversing the Trend...
$122
$121
$135
$160+ MM
1998
1999
2000
2001E
Long-Term Goal

ROIC and Cash Flow Drivers

	2000 *(E)*	2001 *(E)*	Variance
DSO	*31.3*	*30.0*	*(1.3)*
Inventory Turns	*5.0*	*6.0*	*1.0*
Working Capital (MM)	$187	$175	($12)
Dividends (MM)	*$26*	*$15*	*$11*
WC% of Sales	*11.4%*	*10.0%*	*1.4 pts.*
Capital Expenditures (MM)	$48	$39	(9.0)
Total Debt (MM)	$598	$508	($90)

Summary

What Can You Expect From Dial

- Obsessive attention to business options. Do what is right for shareowners. No "sacred cows."
- Focus on profitable growth of core businesses (soap, detergents, air fresheners).
- Invest to drive noncannibalistic organic growth.

What Can You Expect From Dial

- Aggressive cost improvement programs across all functions.
- Maintain capital spending discipline.
- In short, a strong focus on profitability in our core businesses and maximizing value for our shareowners . . . through the appropriate response to business alternatives.

What Can You Expect from Me

- Disciplined review of all opportunities
- Maximize shareowner value
- Concentrate on improving stock price

What Can You Expect From Dial and Me

. . . in short . . .

SFX'01

THE DIAL CORPORATION